CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT

COMPANY ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Clifford A. Goldstein, President of The AMIDEX™ Funds, Inc., (the “Registrant"), certify that:

1.	The N-CSR of the Registrant for the period ended May 31, 2018 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Clifford A. Goldstein
Clifford A. Goldstein, President

Date:	August 3, 2018

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO M3SIXTY ADMINISTRATION, LLC. AND WILL BE RETAINED BY M3SIXTY ADMINISTRATION, LLC AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT

COMPANY ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Larry E. Beaver, Jr., Chief Accounting Officer of The AMIDEX™ Funds, Inc., (the “Registrant"), certify that:

1	The N-CSR of the Registrant for the period ended May 31, 2018 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Larry E. Beaver, Jr.
Larry E. Beaver, Jr., Chief Accounting Officer

Date:	August 3, 2018

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO M3SIXTY ADMINISTRATION, LLC. AND WILL BE RETAINED BY M3SIXTY ADMINISTRATION, LLC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.